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                                                                       Exhibit A

                             JOINT FILING STATEMENT

     The undersigned hereby agree as follows:

     (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

     (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: March 21, 2005

                                        GREAT POINT, LLC


                                        Signature: /s/ Dr. Jeffrey R. Jay, M.D.
                                                   -----------------------------
                                                   By Dr. Jeffrey R. Jay, M.D.,
                                                      as senior managing member


                                        BIOMEDICAL VALUE FUND L.P.


                                        Signature: /s/ Dr. Jeffrey R. Jay, M.D.
                                                   -----------------------------
                                                   By Great Point Partners, LLC,
                                                      as investment manager,
                                                   By Dr. Jeffrey R. Jay, M.D.,
                                                      as senior managing member


                                        BIOMEDICAL OFFSHORE VALUE FUND, LTD.


                                        Signature: /s/ Dr. Jeffrey R. Jay, M.D.
                                                   -----------------------------
                                                   By Great Point Partners, LLC,
                                                      as investment manager,
                                                   By Dr. Jeffrey R. Jay, M.D.,
                                                      as senior managing member


                                        DR. JEFFREY R. JAY, M.D.


                                        Signature: /s/ Dr. Jeffrey R. Jay, M.D.
                                                   -----------------------------


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